SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 6, 1995


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                 68-0306514
(State or other                  (Commission      (I.R.S. Employer
jurisdiction of                  File Number)   Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:    (510) 283-8910

        The undersigned Registrant hereby amends its Report on Form 8-K, filed October 17, 1995, as follows:

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits. The registrant hereby amends Item 7 by deleting sub parts A and B in their entirety and replacing such sections with:

        (A)  Financial Statements

             Historical Summary of Gross Income and Direct Operating Expenses of 6600 College Boulevard for the Years Ended December 31, 1992, 1993 and 1994 (see Attachment A).

        (B)  Pro forma Financial Information

             Pro forma financial statements showing the effect resulting from the acquisition of 6600 College Boulevard are being presented herein in columnar form (see Attachment B).


        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Donald A. Lorenz
                            Donald A. Lorenz
                            Executive Vice President and
                            Chief Financial Officer

Date:  December 15, 1995

                           Attachment A

                      6600 College Boulevard

              HISTORICAL SUMMARY OF GROSS INCOME AND
                     DIRECT OPERATING EXPENSES

           Years Ended December 31, 1992, 1993 and 1994


                             CONTENTS

Independent Auditors' Report                    1

Historical Summary of Gross Income
  and Direct Operating Expenses                 2

Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                 2-3

                   Independent Auditors' Report

The Board of Directors
Bedford Property Investors, Inc:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of 6600 College Boulevard (the Property) for the years ended December 31, 1992, 1993 and 1994. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the requirements of Form 8-K under the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of 6600 College Boulevard for the years ended December 31, 1992, 1993 and 1994, in conformity with generally accepted accounting principles.


San Francisco, California                  KPMG Peat Marwick LLP
December 8, 1995

                      6600 College Boulevard

                Historical Summary of Gross Income
                   and Direct Operating Expenses

           Years Ended December 31, 1992, 1993 and 1994

Revenues:
                                         1992          1993          1994

  Rental Income                    $1,044,684      $768,204       $810,472
  Common area reimbursement           169,498       148,349        137,015
  Other                                 2,977         1,187          3,649
                                    1,217,159       917,740        951,136
Operating expenses:

  Real property tax                   170,757       127,328        135,211
  Repairs and maintenance              66,571        71,876         79,580
  Utilities                             4,549         9,891         10,243
  Insurance                             5,960         5,610          5,924
  Legal and accounting                  4,555         5,070          1,070
  Bad debts and other                   1,734        53,130          4,297
                                      254,126       272,905        236,325

Operating Income                     $963,033      $644,835       $714,811


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A. Property and Basis of Accounting

   The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of 6600 College Boulevard, an office complex located in Overland Park, Kansas, with approximately 79,316 rentable square feet.

   In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

   The acquisition of the property may result in new valuation for purposes of determining future property tax assessments.

   Rental income is recognized on a straight line basis over the term of the related lease. For 1992 and 1994, the aggregate rental income exceeded contractual rentals by $64,946 and $4,517, respectively. For 1993, the aggregate contractual rental receipts exceeded rental income by $37,081.

B. Leases

   Minimum future rental receipts as of December 31, 1994 are as follows (in thousands):

               1995                     $  952
               1996                        938
               1997                        842
               1998                        749
               1999                        737
                                        $4,218

   The minimum future rental payments shown above do not include tenants obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1994 are shown below. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to pay dividends in order to maintain its REIT status. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

                                   1992        1993         1994

      Revenues (1)           $1,152,213    $954,821      946,619
      Operating expenses        254,126     272,905      236,325
      Cash available from
        operations              898,087     681,916      710,294
      Depreciation expense      101,101     101,101      101,101

          Taxable Income       $796,986    $580,815     $609,193


(1) 1992 and 1994 revenues exclude the excess of aggregate rental income on a straight-line basis over contractual rents of $64,946 and $4,517, respectively. 1993 revenues include $37,081 which represents the excess of the contractual rents over the aggregate rental income on a straight-line basis.

                                  ATTACHMENT B

                        BEDFORD PROPERTY INVESTORS, INC.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 1995
                                  (Unaudited)
                    (in thousands, except per share amounts)


                                                  Acquisition of
                         Consolidated  Properties   6600 College     Pro forma
                           Historical    Sold (2)  Boulevard (1)  Consolidated

ASSETS:
  Real Estate Investments:
    Office building
      held for sale            $8,321     (8,321)           -              -

    Office buildings
      held for investment      23,397          -        6,367         29,764
    Industrial buildings       38,304          -            -         38,304
                               70,022     (8,321)       6,367         68,068
    Less accumulated
      depreciation              3,876     (2,024)           -          1,852
                               66,146     (6,297)       6,367         66,216

  Cash                         15,562      6,337       (6,148)        15,751
  Other Assets                  4,245       (189)        (100)         3,956

    Total assets              $85,953       (149)         119         85,923

LIABILITIES AND STOCKHOLDERS' EQUITY:
  Accounts payable and
     accrued expenses           1,620       (149)         103          1,574
  Dividend payable                800          -            -            800
  Other liabilities             1,101          -           16          1,117

    Total liabilities           3,521       (149)         119          3,491

Redeemable preferred shares:
  Series A convertible preferred
  stock, par value $0.01 per
  share: authorized, issued and
  outstanding 8,333,334 shares
  in 1995; aggregate redemption
  amount $50,000; aggregate
  liquidation preference
  $52,500.                     50,000          -          -          50,000

Common stock and other
  stockholders' equity:
   Common stock, par value
   $0.01 per share; authorized
   30,000,000 shares, issued
   and outstanding, 6,040,650
   shares                          60          -          -             60
  Additional paid-in capital  107,209          -          -        107,209
  Accumulated losses and
    distributions in excess
    of net income             (74,837)         -          -        (74,837)

    Total common stock and other
      stockholders' equity     82,432          -          -         82,432

    Total liabilities and
      stockholders' equity    $85,953       (149)       119        $85,923



See accompanying notes

                                 BEDFORD PROPERTY INVESTORS, INC.
                        Pro Forma Consolidated Statement of Operations
                    For the Nine Months Ended September 30, 1995 (Unaudited)
                             (in thousands, except per share amounts)


                         Consoli-   Previously                  Acquisition of
                         dated      Acquired        Properties  6600 College    Pro Forma    Consolidated
                         Historical Properties (3)  Sold  (5)   Boulevard (4)   Adjustments  Pro Forma

Property operations:
  Rental income           $8,052     $1,389         ($1,048)      $ 713           (174)(6)     $8,932
  Rental expenses:
    Operating expenses     2,077        105            (317)         76             (2)(6)      1,939
    Real estate taxes        743        211            (141)        101            (10)(6)        904
    Depreciation and
      amortization         1,070        152            (223)         66             (6)(6)      1,059
    Provision for loss
      on real estate
      investment             630          -               -           -              -            630
  Income from property
      operations           3,532        921            (367)        470           (156)         4,400

General and administrative
  expense                 (1,018)         -               -           -              -         (1,018)
Interest income               56          -               -           -              -             56
Interest expense          (1,309)         -               -           -            972 (7)       (337)
  Income before loss
    on sales               1,261        921            (367)        470            816          3,101

Loss on sales of real estate
  investments                (12)         -            (205)          -              -           (217)

   Net income             $1,249       $921           ($572)       $470           $816         $2,884

Income (loss) applicable to
   common stockholders    $1,089       $921           ($572)       $470        ($2,399)(8)      ($491)

Income (loss) per common
   and common equivalent
   share                   $0.18      $0.15          ($0.09)      $0.07         ($0.39)        ($0.08)

Weighted average number of
   common and common
   equivalent shares    6,142,760                                                           6,142,760

See accompanying notes.

                                BEDFORD PROPERTY INVESTORS, INC.
                        Pro Forma Consolidated Statement of Operations
                       For the Year Ended December 31, 1994 (Unaudited)
                            (in thousands, except per share amounts)


                                       Properties   Properties
                                       Previously   Previously   Properties               Acquisition of
                        Consolidated   Acquired     Acquired     Previously   Properties  6600 College    Pro Forma    Consolidated
                        Historical     in 1994 (9)  in 1995 (10) Sold  (12)   Sold (13)   Boulevard (11)  Adjustments  Pro forma

Property operations:
  Rental income           $9,154         $2,066       $1,852          ($11)     ($1,430)    $951            ($1,392) (9) $11,190
  Rental expenses:
   Operating expenses      2,408            533          140           (50)        (395)     101               (253) (9)   2,484
   Real estate taxes         916            376          282            (6)        (188)     135               (169) (9)   1,346
   Depreciation and
     amortization          1,206            269          203           (13)        (310)      88               (157) (9)   1,286

  Income from property
    operations             4,624            888        1,227            58         (537)     627               (813)       6,074

  General and
    administrative
    expense               (1,309)             -            -             -            -        -                  -       (1,309)
  Interest income             56              -            -             -            -        -                  -           56
  Interest expense          (955)             -            -             -            -        -                450  (14)   (505)
    Income before gain
    (loss) on sales        2,416            888        1,227            58         (537)     627               (363)       4,316

    Gain (loss) on sale
      of real estate
      investments          1,193              -            -           (13)      (1,122)       -                  -           58

    Net income            $3,609           $888       $1,227           $45       ($1,659)   $627              ($363)      $4,374

  Income (loss)
    applicable to common
    stockholders          $3,609           $888       $1,227           $45       ($1,659)   $627            ($4,863) (15) ($ 126)

  Income (loss) per common
    and common equivalent
    share                  $0.59          $0.14        $0.20         $0.01        ($0.27)   $0.10            ($0.79)      ($0.02)

Weighted average number of
   common and common
   equivalent shares    6,147,664                                                           6,147,664


See accompanying notes.




Notes to Pro Forma Consolidated Statement of Operations

(1) The unaudited pro forma consolidated balance sheet reflects the acquisition of 6600 College Boulevard as of September 30, 1995. The Company acquired 6600 College Boulevard on October 6, 1995. Pro forma consolidated real estate investments as of September 30, 1995 include capitalized fees of $95 paid by the Company to Bedford Acquisitions, Inc. in connection with the Company's acquisition of 6600 College Boulevard.

(2)  Reflects the sale of the IBM Building on September 30, 1995.
     The Company sold the IBM Building on October 2, 1995.

(3) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 as if such transactions had occurred on January 1, 1995. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995 and Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995.

     The combining historical statement of operations for the nine months ended September 30, 1995 for the previously acquired properties is as follows:
                                                  Ninety-
                                                    Ninth
                          350 East    Lackman      Street   Previously
                          Plumeria   Business   Buildings     Acquired
                             Drive     Center     1 and 2   Properties

     Rental income           $ 807      $ 261       $ 321       $1,389
     Operating expenses         18         53          34          105
     Real estate taxes         116         71          24          211
     Depreciation and
       amortization             89         27          36          152
     Income from property
       operations            $ 584      $ 110       $ 227        $ 921


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the nine months ended September 30, 1995. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(4) The unaudited pro forma consolidated statement of operations reflects the acquisition of 6600 College Boulevard as if such transaction had occurred on January 1, 1995. The Company acquired 6600 College Boulevard on October 6, 1995.

(5) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Cody Street Park, Building 6 and the IBM Building from January 1, 1995 through September 30, 1995 and the loss on the sale of these properties as if the sale had occurred on January 1, 1995. The Company sold Cody Street Park, Building 6 on September 20, 1995 and the IBM Building on October 2, 1995.


                         Cody Street Park          IBM    Properties
                               Building 6     Building          Sold

        Rental income                $147         $901        $1,048
        Rental expenses:
          Operating expenses           14          303           317
          Real estate taxes            24          117           141
          Depreciation and
             amortization              45          178           223
          Provision for loss on
             real estate
             investment                 -          630           630

                                      $64        ($327)        $(263)


(6) Adjusted to deduct the actual results of operations of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 from their respective dates of acquisitions to September 30, 1995, which results of operations are included in the Company's historical consolidated statement of operations. 350 East Plumeria Drive and Lackman Business Center were acquired on September 19, 1995, and Ninety-Ninth Street Buildings 1 and 2 were acquired on September 20, 1995.

(7) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restatement and expansion of the Company's credit facility with Bank of America NT&SA ("Credit Facility"). The acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2 and 6600 College Boulevard are financed by the cash proceeds from (i) the sale of the Series A Convertible Preferred Stock (the "Preferred Stock") (after paying off the line of credit of $22,400 and a letter of credit of $600) (see note 8) and (ii) the sale of Cody Street Park, Building 6 and the IBM Building. As a result, for pro forma purposes, there is no borrowing under the Credit Facility during the nine months ended September 30, 1995.

(8) Reflects 9% dividends ($3,375) accrued to the holders of the Preferred Stock less accrued dividends reflected in the historical column of $160. The unaudited pro forma consolidated statement of operations reflects the $50 million sale of Preferred Stock as if such transaction had occurred on January 1, 1995. The sale of Preferred Stock was completed on September 18, 1995. The pro forma consolidated statement of operations has not been adjusted to reflect any interest income from the unutilized proceeds of the Preferred Stock offering. Such proceeds amount approximately to $15,000.

(9) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court as if such transactions had occurred on January 1, 1994. The Company acquired Milpitas Town Center on August 11, 1994, Village Green on July 7, 1994, Dupont Industrial Center on May 24, 1994 and Mariner Court on January 5, 1994. The actual results of operations of Milpitas Town Center, Village Green and Dupont Industrial Center for the periods subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations. No pro forma adjustments are included for Mariner Court, which was acquired on January 5, 1994. The actual results of operations of this property from January 5, 1994 to December 31, 1994 reasonably approximate the pro forma results of operations for the year ended December 31, 1994.

        The combining historical statement of operations for the year ended December 31, 1994, for the following properties is:

                                Dupont            Milpitas
                            Industrial   Village      Town
                                Center     Green    Center     Total

     Rental income               $ 814     $ 330     $ 922    $2,066
     Operating expenses            211        88       234       533
     Real estate taxes             279        24        73       376
     Depreciation and
       amortization                141        28       100       269
     Income from property
       operations                $ 183     $ 190     $ 515    $  888


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(10) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2, as if such transactions had occurred on January 1, 1994. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995 and Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995.

     The combining historical statement of operations for the year ended December 31, 1994 for these properties is as follows:


                                                Ninety-
                                                  Ninth
                         350 East   Lackman      Street
                         Plumeria  Business   Buildings
                            Drive    Center     1 and 2      Total

     Rental income         $1,076    $  348      $  428     $1,852
     Operating expenses        24        71          45        140
     Real estate taxes        155        94          33        282
     Depreciation and
       amortization           118        37          48        203
     Income from property
       operations          $  779    $  146      $  302     $1,227


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(11) The unaudited pro forma consolidated statement of operations reflects the acquisition of 6600 College Boulevard as if such transaction had occurred on January 1, 1994. The Company acquired 6600 College Boulevard on October 6, 1995.

(12) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Texas Bank North from January 1, 1994 through the date of sale. The statement also reflects the gain on the sale of this property as if the sale had occurred on January 1, 1994. The Company sold Texas Bank North on January 14, 1994.

(13) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operation of Cody Street Park, Building 6 and the IBM Building from January 1, 1994 to December 31, 1994. The statement also reflects the loss on the sales of these properties as if the sales had occurred on January 1, 1994; Cody Street Park, Building 6 was sold on September 20, 1995 and the IBM Building was sold on October 2, 1995.

                         Cody Street Park          IBM    Properties
                               Building 6     Building          Sold

        Rental income                $206       $1,224        $1,430
        Rental expenses:
          Operating expenses           21          374           395
          Real estate taxes            33          155           188
          Depreciation and
             amortization              60          250           310

                                      $92         $445          $537


(14) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restatement and expansion of the Credit Facility. The acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2, 6600 College Boulevard, Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court are financed by the cash proceeds from (i) the sale of Preferred Stock (after paying off the line of credit of $3,621 and a letter of credit of $1,500) (see note 15) and (ii) the sale of Cody Street Park, Building 6, the IBM Building, and Texas Bank North. As a result, for pro forma purposes, there is no borrowing under the Credit Facility during the year ended December 31, 1994.

(15) Reflects 9% dividends ($4,500) accrued to the holders of Preferred Stock. The unaudited pro forma consolidated statement of operations reflects the $50 million Preferred Stock sale as if such transaction had occurred on January 1, 1994. The sale of Preferred Stock was completed on September 18, 1995. The pro forma consolidated statement of operations has not been adjusted to reflect any interest income from the unutilized proceeds of the Preferred Stock offering. Such proceeds amount to approximately $15,000.